Exhibit 23.3

Consent of Benson Chow

I consent to the incorporation by reference in the following Registration Statements:
(1)Registration Statement (Form S-8 No. 333-277013) pertaining to the Amended and Restated Executive Long-Term Incentive Compensation Plan,
(2)Registration Statement (Form S-8 No. 333-256443) pertaining to the Amended and Restated Executive Long-Term Incentive Compensation Plan,
(3)Registration Statement (Form S-8 No. 333-256445) pertaining to the Amended and Restated Non-Employee Directors’ Equity Compensation Plan
(4)Registration Statement (Form S-8 No. 333-231316) pertaining to the Amended and Restated Executive Long-Term Incentive Compensation Plan,
(5)Registration Statement (Form S-8 No. 333-231315) pertaining to the Amended and Restated Non-Employee Directors’ Equity Compensation Plan,
(6)Registration Statement (Form S-8 No. 333-139268) pertaining to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan,
(7)Registration Statement (Form S-8 No. 333-166944) pertaining to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan,
(8)Registration Statement (Form S-8 No. 333-183242) pertaining to the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Compensation Plan,
(9)Registration Statement (Form S-8 No. 333-217862) pertaining to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan,
(10)Registration Statement (Form S-8 No. 333-217900) pertaining to NACCO Industries, Inc. Non-Employee Directors’ Equity Compensation Plan (Amended and Restated Effective May 9, 2017), and
(11)Registration Statement (Form S-8 No. 333-277013) pertaining to NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 3, 2023);

of the references to my name, the use of the SEC S-K 1300 Technical Report Summary, Mississippi Lignite Mining Company – Red Hills Mine, Ackerman, Mississippi (the “Technical Report”) and the information derived from the Technical Report, including any quotation from or summarization of the Technical Report, which are included in the Annual Report on Form 10-K.

/s/ Benson Chow
March 5, 2025